FIXED INCOME FUNDS
                               SEMI-ANNUAL REPORT

                                 IAI BOND FUND,
                               IAI GOVERNMENT FUND

                                  MAY 31, 1997

                                   (UNAUDITED)

                                      IAI
                                     [LOGO]
                                  MUTUAL FUNDS


                                TABLE OF CONTENTS

                       IAI BOND FUND, IAI GOVERNMENT FUND

                               SEMI-ANNUAL REPORT
                                  MAY 31, 1997
                                   (UNAUDITED)

  Chairman's Letter..............................2

  Fund Managers' Reviews

     IAI Bond Fund...............................4

     IAI Government Fund.........................6

  Fund Portfolios

     IAI Bond Fund...............................8

     IAI Government Fund........................12

  Notes to Fund Portfolios......................15

  Statements of Assets and Liabilities..........16

  Statements of Operations......................18

  Statements of Changes in Net Assets...........20

  Financial Highlights

     IAI Bond Fund..............................22

     IAI Government Fund........................23

  Notes to Financial Statements.................24

  IAI Mutual Fund Family........................30

  Adviser, Custodian, Legal Counsel,
  Independent Auditors,
  Directors......................Inside Back Cover


                                CHAIRMAN'S LETTER
                      IAI BOND FUND, IAI GOVERNMENT FUND

THE DOW LEADS THE WORLD

[PHOTO]
NOEL P. RAHN
Chairman

The U.S. stock market continues to offer pleasant surprises, with the Dow Jones Industrial Average up more than 60% during the past two years--breaking through 7000 on February 13 and 8000 on July 16. As we move through 1997, most of the conditions which led to that runup are still intact: low inflation, relatively low interest rates, moderate economic growth and strong corporate productivity.

In contrast, global stock markets continue to lag the United States, as Japan's economy continues to struggle and Europe grapples with the upcoming unification of its currency. Throughout much of the 1990s, the U.S. stock market has outperformed international markets. However, the reverse was generally true in the 1980s. We continue to see international markets as an excellent diversification strategy.

For much of 1996, the U.S. bond market endured a bumpy ride, as interest rates rose steadily, ignited by a spring quarter that was one of the strongest economic periods in years. Indeed, for much of the spring and summer, the benchmark 30-year Treasury bond traded at about 7% as investors feared inflation and action by the Federal Reserve Board to slow the economy. However, by the fall, the economy slowed down and the Fed chose not to tighten credit. Even when the economy rebounded in the fourth quarter, the Fed didn't act because there was still no sign of inflation.

The Fed, however, is a vigilant observer of the economy and is very sensitive to potential inflation. Since the economy is at full employment, it wouldn't be surprising to see an uptick in inflation in the months ahead. This could cause interest rates to rise and put the brakes on the stock and bond markets.

If you're a long-term investor, then you should be concerned that you've properly diversified your portfolio among stocks and bonds, perhaps increasing your focus on bonds as you approach retirement and require income. If you're a young investor just starting your investment program, international equities are a good place to be for growth. Wherever you are in life, you should make sure that your investment portfolio generally reflects your long-term investment goals for 1997 and beyond.

ECONOMIC OUTLOOK

A summary of economic outlook as provided by Larry Hill, IAI's Chief Fixed Income Officer, is listed below.

The risk in the second half of the year is biased toward higher growth and an upturn in inflation. First half economic results were erratic, with a strong quarter followed by a weak quarter. Neither reflects a true picture of the underlying expansion. Instead the pattern reflects statistically choppy spending. Consumer spending in the first half was influenced by seasonality (warmer winter, cooler spring), early tax refunds, and a growing trend toward employee bonuses/stock options (paid in lump sums in the first months of the year) instead of salary increases (paid in smaller monthly increments throughout the year). These conditions will not be repeated in the second half of the year. A third quarter rebound to about 3% real growth should follow the anemic second quarter results.

Our concern is that the apparent pause in the second quarter has done little to relieve rising economic pressures. Labor markets are operating at full capacity. In fact, we suspect businesses are beginning to miss opportunities because they are unable to find experienced help. Capacity utilization rates also reflect a lack of excess capacity. The U.S. has been able to use excess capacity from overseas to meet demand. However, growth now appears to be on the rise in other G7 countries. The results of recent elections in the U.K. and France have a clear pro-growth bias. Fiscal austerity and low inflation have less appeal to voters when unemployment rates are persistently high. A coordinated global expansion will help lift our exports but will remove some of the price competition that has helped restrain domestic inflation.

Monetary liquidity is ample to finance both economic growth and modest price increases. Domestically, broad money growth is expanding at a rate of about 7%. Globally, U.S. dollar-based credit has been growing at a double-digit rate for the last year. However, the Fed is likely to tolerate broad money growth and tight economic capacity until inflation begins to accelerate.

Please read the Fund Managers' Reviews which follow this letter for a detailed perspective on the Funds' performance and our strategy going forward. We appreciate your continued trust and confidence in IAI. If there is any way we can serve you better, please let us know by calling our toll-free Investor Services Hotline at 1-800-945-3863.

Sincerely,

/S/ Noel P. Rahn

Noel P. Rahn
Chairman


                              FUND MANAGERS' REVIEW
                                  IAI BOND FUND


IAI BOND FUND



[PHOTO]
LARRY R. HILL, CFA
IAI BOND FUND CO-MANAGER

[PHOTO]
STEPHEN C. COLEMAN, CFA
IAI BOND FUND CO-MANAGER


WHAT IS THE FUND'S OBJECTIVE?

The IAI Bond Fund's objective is to provide a high level of current income consistent with preservation of capital. This objective is pursued by investing in a diversified portfolio of high quality bonds. The Fund invests primarily in investment-grade bonds and other debt securities of similar high quality. The Fund invests in a variety of maturities and sectors which are varied depending on relative values in the marketplace at a given point in time.

HOW HAS THE FUND PERFORMED?

During the first quarter of 1997, interest rates rose in each month, resulting in negative returns for most longer-term bond indexes. However, the IAI Bond Fund had a 0.02% total return, beating its benchmark, the Lehman Brothers Aggregate Bond Index that fell (0.56)%. For the past six months, the Fund had a 1.18% total return while the Lehman Brothers Aggregate Bond Index had a 0.94% total return.

WERE THERE ANY SIGNIFICANT CHANGES IN THE FUND?

The Fund's interest rate exposure was reduced in the six-month period ending in May. However, the Fund is still positioned to benefit from lower interest rates and a flatter yield curve. On a sector basis, corporates are overweighted and a modest amount of preferred stock and high yield bonds are being used to enhance returns. Non-dollar exposure, while remaining at about the same weighting (6%) for the last six months, was moved into German and Australian bonds which are alternatives to U.S. issues.

CAN YOU POINT TO ANY SPECIFIC MARKET FACTORS THAT INFLUENCED THE FUND'S PERFORMANCE?

Non-U.S. Treasury sectors outperformed their U.S. Treasury counterparts in the most recent six-month period as bond investors searched for ways to add yield to their portfolios. The Fund benefited from this trend because of the overweight positions in non-Treasury sectors. The Fund also benefited from an improved interest rate backdrop. A second quarter economic pause, persistently low inflation, strong improvement in the budget deficit and the lack of Fed tightening all contributed to a better tone in the bond market.

WHAT IS YOUR OUTLOOK FOR THE FUND?

Near-term market trends still favor bonds. However, market risks increase with the age of the economic expansion. Cyclically, the lack of excess capacity and an accommodative monetary policy point toward rising inflationary pressures. Yet, current pricing power is being constrained by the secular forces of foreign competition and business restructuring. Eventually, the cyclical forces will drive prices and interest rates higher. Until signs of this shift emerge, the Fund will continue to be positioned for a favorable market environment.

VALUE OF $10,000 INVESTMENT+

[LINE GRAPH]

              IAI BOND FUND   LEHMAN AGGREGATE BOND INDEX

6/1/87         $    10,000         $    10,000
11/30/87       $    10,271         $    10,294
11/30/88       $    11,012         $    11,245
11/30/89       $    12,775         $    12,859
11/30/90       $    13,405         $    13,833
11/30/91       $    15,322         $    15,827
11/30/92       $    16,759         $    17,229
11/30/93       $    19,109         $    19,106
11/30/94       $    18,165         $    18,522
11/30/95       $    20,970         $    21,789
11/30/96       $    22,405         $    23,110
5/31/97        $    22,669         $    23,326



AVERAGE ANNUAL RETURNS+
THROUGH 5/31/97

                                         6 Months  1 Year   5 Years  10 Years
=============================================================================

  IAI BOND FUND                            1.18%    9.69%    7.36%     8.53%

  Lehman Brothers Aggregate Bond Index     0.94%    8.32%    7.16%     8.84%

+ PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.



SECTORS
% OF PORTFOLIO AS OF 5/31/97

[PIE GRAPH]

Asset-Backed              1%

U.S. Government
Agency Mortgage-Backed   20%

Foreign Denominated       6%

U.S. Government
Obligations              22%

Preferred Stock           5%

Short-Term                9%

Corporate                37%



EFFECTIVE MATURITY
% OF PORTFOLIO AS OF 5/31/97

[BAR GRAPH]

  YEARS

   0-3         14%
   3-5         16%
   5-10        31%
  10-20        11%
   20+         28%


NOTE TO CHAIRMAN'S LETTER & FUND MANAGERS' REVIEW

PERFORMANCE DATA FOR THE IAI BOND FUND INCLUDES CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THE FUND'S INVESTMENT RETURN, YIELD AND PRINCIPAL MAY FLUCTUATE, SO THAT WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING CHARGES AND EXPENSES, IS AVAILABLE IN THE PROSPECTUS. PLEASE READ THE FUND'S PROSPECTUS CAREFULLY BEFORE INVESTING. ALL INDEXES CITED ARE UNMANAGED, AND ARE EITHER TRADEMARKS, REGISTERED TRADEMARKS OR COPYRIGHTS OF THEIR RESPECTIVE SPONSORING COMPANIES.


CREDIT RATING
% OF PORTFOLIO AS OF 5/31/97

U.S.
Government .... 45%

Aaa ........... 11%

Aa ............  2%

A .............  9%

Baa ........... 21%

Non-Investment
Grade ......... 12%






                              FUND MANAGER'S REVIEW
                               IAI GOVERNMENT FUND



IAI GOVERNMENT FUND



[PHOTO]

SCOTT A. BETTIN, CFA
IAI Government Fund
MANAGER



WHAT IS THE FUND'S OBJECTIVE?

The Fund seeks to provide shareholders with a high level of current income with preservation of capital. The Fund invests primarily in U.S. Government securities with dollar-weighted average maturity of seven years or less.

HOW HAS THE FUND PERFORMED?

During the first quarter of 1997, interest rates rose in each month, resulting in negative returns. The IAI Government Fund declined (0.47)% for the first quarter, while its benchmark, the Salomon Brothers Intermediate Treasury/Agency/Mortgage-Backed Index, was flat at 0.07%. For the past six months, the Fund had a 0.38% total return while the Salomon Brothers Intermediate Treasury/Agency/Mortgage-Backed Index had a 1.70% total return.

WERE THERE ANY SIGNIFICANT CHANGES IN THE FUND?

During the quarter, the Fund reduced its interest rate exposure by increasing short-term holdings. In addition, the structure of mortgage-backed holdings was modified to take advantage of improved return opportunities in the CMO part of the market.

CAN YOU POINT TO ANY SPECIFIC MARKET FACTORS THAT INFLUENCED THE FUND'S PERFORMANCE?

Anxiety over accelerating economic activity and, in particular, the strength of the labor market fueled renewed concerns about inflationary pressures in the first quarter. The unemployment rate fell to 5.2%, despite a record high 67.3% of the population participating in the labor force. In addition, the March employment data showed wage inflation running at a 4.0% year over year rate, the highest in more than seven years. The tight labor market and rising wage pressures suggest that labor costs will grow at an accelerating pace. Since labor costs account for nearly two-thirds of total production cost of manufactured goods, more rapidly escalating labor costs will ultimately lead to higher consumer prices. As a result of these concerns, the Fed increased the Fed Funds rate to 5.5% at its March 25th meeting.

The bond market initially sold off in anticipation of the Fed's move. However, price support developed early in the second quarter as signs of an economic slowdown began to remove pressure for additional Fed action. The price swings from negative to positive presented a difficult market for investors, despite the positive market tone that developed late in the period.

WHAT IS YOUR OUTLOOK FOR THE FUND?

While economic and labor capacity is tight, many indicators continue to point toward a benign environment for bonds. A firm dollar has allowed us to import excess capacity from overseas. Moreover, the economic pace has slowed, inflation is decelerating, the budget deficit has improved dramatically and the Fed is presently on hold. Despite this favorable background, market risks are rising as the expansion ages. Money growth is expanding, providing ample liquidity to finance economic growth and price increases. Job growth, rising stock prices and high consumer confidence provide a strong foundation for increased consumption. These cyclical forces will eventually push inflation and interest rates higher. Yet until signs of this cyclical shift emerge, the Fund will remain positioned for favorable near-term trends.



VALUE OF $10,000 INVESTMENT+

[LINE GRAPH]

           IAI GOVERNMENT FUND     SALOMON BROTHERS INTERMEDIATE
           (Inception 8/08/91)  TREASURY/AGENCY/MORTGAGE-BACKED INDEX*
8/1/91         $    10,000              $    10,000
11/30/91       $    10,464              $    10,398
11/30/92       $    11,247              $    11,182
11/30/93       $    12,292              $    12,068
11/30/94       $    12,010              $    11,884
11/30/95       $    13,331              $    13,684
11/30/96       $    13,995              $    14,528
5/31/97        $    14,049              $    14,775


AVERAGE ANNUAL RETURNS+
THROUGH 5/31/97

                                                                 Since Inception
                                       6 Months  1 Year  5 Years     8/08/91
================================================================================
IAI GOVERNMENT FUND                      0.38%    6.57%   5.39%      6.02%

Salomon Brothers Intermediate Treasury/
   Agency/Mortgage-Backed Index          1.70%    7.88%   6.51%      6.98%*


+  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
*  SINCE 9/01/91


SECTORS
% OF PORTFOLIO AS OF 5/31/97

[PIE GRAPH]

U.S. Government
Agency Mortgage-Backed   38%

U.S. Government &
Government Agency
Obligations              61%

Short-Term                1%




EFFECTIVE MATURITY
% OF PORTFOLIO AS OF 5/31/97

[BAR GRAPH]

  YEARS

   0-3         22%
   3-5         18%
   5-10        55%
   10+          5%



NOTE TO CHAIRMAN'S LETTER & FUND MANAGERS' REVIEW

PERFORMANCE DATA FOR THE IAI GOVERNMENT FUND INCLUDES CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THE FUND'S INVESTMENT RETURN, YIELD AND PRINCIPAL MAY FLUCTUATE, SO THAT WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING CHARGES AND EXPENSES, IS AVAILABLE IN THE PROSPECTUS. PLEASE READ THE FUND'S PROSPECTUS CAREFULLY BEFORE INVESTING. ALL INDICES CITED ARE UNMANAGED, AND ARE EITHER TRADEMARKS, REGISTERED TRADEMARKS OR COPYRIGHTS OF THEIR RESPECTIVE SPONSORING COMPANIES.


                                 FUND PORTFOLIO
                                  IAI BOND FUND

                                  MAY 31, 1997
          (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)
                                   (UNAUDITED)

CORPORATE BONDS - 38.8%

                                                                       Principal          Market
                                          Rate         Maturity         Amount           Value (a)
-------------------------------------------------------------------------------------------------
FINANCIAL - 11.0%
Delphi Funding                            9.31%        03/25/27      $    500,000    $    502,394
Greenpoint                                9.10         06/01/27 (b)     2,000,000       2,017,160
Imperial Capital Trust I (e)              9.98         12/31/26         1,000,000       1,001,744
Nationwide CSN Trust (e)                  9.88         02/15/25         3,000,000       3,225,090
Sun Life Capital (e)                      8.53         05/29/49         1,200,000       1,216,295
                                                                                     ------------
                                                                                        7,962,683
-------------------------------------------------------------------------------------------------
INDUSTRIAL - 10.3%
Comcast Cable Communications (e)          8.38         05/01/07         2,000,000       2,053,340
Hilton Hotels                             7.38         06/01/02         3,000,000       3,007,020
Newport News Shipping                     8.63         12/01/06           650,000         663,000
Pogo Producing (e)                        8.75         05/15/07           500,000         498,750
Tele-Communications                       9.25         04/15/02         1,000,000       1,065,440
Tele-Communications International         4.50         02/15/06           250,000         184,687
                                                                                     ------------
                                                                                        7,472,237
-------------------------------------------------------------------------------------------------
UTILITIES - 3.7%
Phillippine Long Distance Telephone       8.35         03/06/17         1,000,000         933,670
U.S. West Capital Funding                 7.95         02/01/97         1,765,000       1,737,995
                                                                                     ------------
                                                                                        2,671,665
-------------------------------------------------------------------------------------------------
YANKEE - 13.8%
Athabasca Oil Sands (e)                   8.20         04/01/27         1,500,000       1,497,000
Empresa Nacional Electric                 8.13         02/01/97         2,550,000       2,525,596
Guandong Enterprises (e)                  8.88         05/22/07         1,000,000       1,006,250
IBP Finance Company of Canada (e)         7.45         06/01/07 (b)     2,000,000       1,998,620
Republic of Indonesia                     7.75         08/01/06           800,000         791,704
Tenaga Nasional (e)                       7.50         01/15/96         2,300,000       2,141,392
                                                                                     ------------
                                                                                        9,960,562
=================================================================================================
TOTAL INVESTMENTS IN CORPORATE BONDS
(COST: $28,434,660) .............................................................   $  28,067,147
=================================================================================================


              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 15



                                 FUND PORTFOLIO
                                  IAI BOND FUND

                                  MAY 31, 1997
                                   (UNAUDITED)


U.S. GOVERNMENT OBLIGATIONS - 23.4%

                                                                                      Principal          Market
                                                         Rate         Maturity         Amount           Value (a)
----------------------------------------------------------------------------------------------------------------
U.S. TREASURY NOTES - 16.4%
                                                         5.63%       10/31/97     $   3,100,000     $  3,101,922
                                                         6.25        06/30/98         1,400,000        1,405,026
                                                         6.00        09/30/98         1,000,000          999,840
                                                         7.75        01/31/00           900,000          930,654
                                                         6.63        07/31/01         3,700,000        3,719,647
                                                         7.25        05/15/04           820,000          849,340
                                                         7.00        07/15/06           880,000          898,973
                                                                                                    ------------
                                                                                                      11,905,402
----------------------------------------------------------------------------------------------------------------
U.S. TREASURY BONDS - 7.0%
                                                        12.00        08/15/13           600,000          838,122
                                                         9.25        02/15/16           845,000        1,044,099
                                                         8.88        08/15/17         1,070,000        1,285,840
                                                         8.13        08/15/19           430,000          483,548
                                                         7.63        02/15/25           500,000          538,985
                                                         6.88        08/15/25            70,000           69,136
                                                         6.75        08/15/26           610,000          593,701
                                                         6.50        11/15/26           200,000          188,562
                                                                                                    ------------
                                                                                                       5,041,993
================================================================================================================
TOTAL INVESTMENTS IN U.S. GOVERNMENT OBLIGATIONS
(COST: $16,906,417) ...........................................................................    $  16,947,395
================================================================================================================

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 21.3%

                                                                                      Principal          Market
                                                         Rate         Maturity         Amount           Value (a)
----------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION - 1.8%
                                                         6.50%        05/15/21    $     811,485    $     759,246
                                                         6.50         11/15/21          530,000          508,302
                                                                                                    ------------
                                                                                                       1,267,548
----------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION GOLD - 4.9%
                                                         6.50         03/02/11          753,418          736,225
                                                         6.00         04/01/11        1,118,608        1,073,159
                                                         6.50         04/01/26        1,854,901        1,763,900
                                                                                                    ------------
                                                                                                       3,573,284
----------------------------------------------------------------------------------------------------------------


              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 15


FEDERAL NATIONAL MORTGAGE ASSOCIATION - 8.8%
                                                         7.00%        08/01/11    $     541,242     $    538,590
                                                         9.00         06/01/17        2,500,296        2,661,340
                                                         6.00         10/01/23          298,073          276,650
                                                         7.00         11/01/25          698,275          680,818
                                                         7.50         06/12/27 (b)    2,220,000        2,210,965
                                                                                                    ------------
                                                                                                       6,368,363
----------------------------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 5.8%
                                                         8.00%        09/15/08          349,984          362,671
                                                         9.00         11/15/17          332,458          355,727
                                                         7.00         12/15/23          264,154          258,786
                                                         7.50         01/15/26          715,240          712,372
                                                         6.00         07/01/27 (b)    2,484,800        2,480,917
                                                                                                    ------------
                                                                                                       4,170,473
================================================================================================================
TOTAL INVESTMENTS IN U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
(COST: $15,420,042) ...........................................................................     $ 15,379,668
================================================================================================================





ASSET-BACKED SECURITIES - 1.4%

                                                                                      Principal          Market
                                                         Rate         Maturity         Amount           Value (a)
----------------------------------------------------------------------------------------------------------------
CREDIT CARD RELATED - 1.4%
Dayton Hudson Credit Card Master Trust 95-1 A            6.10%       02/25/02        $ 1,000,000    $  1,000,460
================================================================================================================
TOTAL INVESTMENTS IN ASSET-BACKED SECURITIES
(COST: $999,219) ..............................................................................     $  1,000,460
================================================================================================================

FOREIGN DENOMINATED BONDS - 6.1%

                                                                                        Principal         Market
                                                         Rate         Maturity         Amount (d)        Value (a)
-----------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT BONDS - 6.1%
Australian Government (AUSTRALIAN DOLLAR)                7.50%       07/15/05         3,000,000     $  2,304,295
German Government (GERMAN DEUTSCHEMARK)                  6.00        01/04/07         3,600,000        2,122,514
                                                                                                    ------------
                                                                                                       4,426,809
================================================================================================================
TOTAL INVESTMENTS IN FOREIGN DENOMINATED BONDS
(COST: $4,472,811) ............................................................................     $  4,426,809
================================================================================================================


              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 15


NON-CONVERTIBLE PREFERRED STOCKS - 5.5%

                                                                                                         Market
                                                                        Rate            Quantity        Value (a)
----------------------------------------------------------------------------------------------------------------
FINANCIAL - 5.5%
SI Financing Trust I                                                    2.38%            150,000    $  3,956,250
================================================================================================================
TOTAL INVESTMENTS IN NON-CONVERTIBLE PREFERRED STOCKS
(COST: $3,810,937) ............................................................................     $  3,956,250
================================================================================================================
TOTAL INVESTMENTS IN LONG-TERM SECURITIES
(COST: $70,044,086) ...........................................................................     $ 69,777,729
================================================================================================================

SHORT-TERM SECURITIES - 9.3%

                                                                                      Principal          Market
                                                         Rate         Maturity         Amount           Value (a)
----------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 1.2%
U.S. Treasury Bill                                       5.26%       09/18/97        $   900,000(c) $    886,419
----------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER - 8.1%
Southwestern Bell Capital (Utilities)                    5.47        06/24/97          3,200,000       3,188,817
Dow Chemical (Industrial)                                5.62        06/02/97          2,700,000       2,699,579
                                                                                                    ------------
                                                                                                       5,888,396
================================================================================================================
TOTAL INVESTMENTS IN SHORT-TERM SECURITIES
(COST: $6,774,484) ............................................................................   $    6,774,815
================================================================================================================
TOTAL INVESTMENTS IN SECURITIES
(COST: $76,818,570) (f) .......................................................................   $   76,552,544
================================================================================================================
OTHER ASSETS & LIABILITIES (NET) - (5.8%)
 ..............................................................................................   $   (4,193,332)
================================================================================================================
TOTAL NET ASSETS
 ..............................................................................................   $   72,359,212
================================================================================================================


              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 15




                                 FUND PORTFOLIO
                               IAI GOVERNMENT FUND

                                  MAY 31, 1997
          (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)
                                   (UNAUDITED)

U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS - 60.4%

                                                                                      Principal          Market
                                                         Rate         Maturity         Amount           Value (a)
----------------------------------------------------------------------------------------------------------------
U.S. TREASURY NOTES - 38.6%
                                                         5.63%       11/30/98      $  3,600,000     $  3,578,075
                                                         7.75        11/30/99           500,000          516,405
                                                         6.25        08/31/00           850,000          846,413
                                                         5.50        12/31/00           750,000          727,965
                                                         6.50        05/31/01           800,000          801,000
                                                         7.50        11/15/01           800,000          830,496
                                                         7.25        05/15/04         1,510,000        1,564,028
                                                                                                    ------------
                                                                                                       8,864,382
----------------------------------------------------------------------------------------------------------------
U.S. TREASURY BONDS - 11.5%
                                                        11.13        08/15/03         1,500,000        1,843,125
                                                        10.38        11/15/12           640,000          806,298
                                                                                                    ------------
                                                                                                       2,649,423
----------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 10.3%
Federal Home Loan Mortgage Corporation                   5.74        09/17/03           500,000          470,625
                                                         6.27        01/27/04           340,000          326,029
                                                         7.10        04/10/07         1,000,000        1,013,440
Federal National Mortgage Association                    6.14        01/21/04           335,000          318,039
Private Export Funding                                   6.62        10/01/05           250,000          244,188
                                                                                                    ------------
                                                                                                       2,372,321
================================================================================================================
TOTAL INVESTMENTS IN U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS
(COST: $13,901,472) ...........................................................................     $ 13,886,126
================================================================================================================

              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 15



                                 FUND PORTFOLIO
                               IAI GOVERNMENT FUND

                                  MAY 31, 1997
                                   (UNAUDITED)

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 36.8%

                                                                                        Principal        Market
                                                         Rate         Maturity           Amount         Value (a)
----------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION - 7.4%
                                                         5.50%       07/01/98    $        4,917     $      4,875
                                                         7.00        01/01/99             7,280            7,269
                                                         6.25        12/01/03            89,841           88,414
                                                         6.00        07/01/09            30,161           29,362
                                                         6.50        05/15/21           357,998          334,952
                                                         7.00        08/15/21         1,015,000        1,003,256
                                                         6.50        11/15/21           250,000          239,766
                                                                                                    ------------
                                                                                                       1,707,894
----------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION GOLD - 10.7%
                                                         6.00        08/01/24            745,896         692,751
                                                         6.50        08/01/25          1,867,974       1,776,331
                                                                                                    ------------
                                                                                                       2,469,082
----------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 7.6%
                                                        11.50        01/01/01             13,257          13,867
                                                         6.60        12/01/03          1,188,999       1,162,618
                                                        11.50        01/01/13             10,599          11,866
                                                         9.50        12/25/18            216,077         224,247
                                                         7.00        11/01/25            336,048         327,647
                                                                                                    ------------
                                                                                                       1,740,245
----------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION DWARFS - 1.5%
                                                        10.00        02/01/01             18,576          19,345
                                                        10.00        01/01/03            307,311         324,674
                                                                                                    ------------
                                                                                                         344,019
----------------------------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 9.6%
                                                         8.00        09/15/08            406,958         421,711
                                                        11.00        06/15/13             12,372          13,748
                                                         9.00        11/15/17          1,222,907       1,308,498
                                                         6.00        07/01/27 (b)        465,300         464,573
                                                                                                    ------------
                                                                                                       2,208,530
================================================================================================================
TOTAL INVESTMENTS IN U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
(COST: $8,441,126) ............................................................................     $  8,469,770
================================================================================================================
TOTAL INVESTMENTS IN LONG-TERM SECURITIES
(COST: $22,342,598) ...........................................................................     $ 22,355,896
================================================================================================================


              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 15






SHORT-TERM SECURITIES - 0.4%

                                                                                        Principal      Market
                                                         Rate         Maturity           Amount       Value (a)
----------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 0.4%
U.S. Treasury Bill                                       5.26%       09/18/97        $  100,000(c) $      98,491
================================================================================================================
TOTAL INVESTMENTS IN SHORT-TERM SECURITIES
(COST: $98,454) ...............................................................................    $      98,491
================================================================================================================
TOTAL INVESTMENTS IN SECURITIES
(COST: $22,441,052) (f) .......................................................................    $  22,454,387
================================================================================================================
OTHER ASSETS AND LIABILITIES (NET) - 2.4%
 ..............................................................................................    $     548,485
================================================================================================================
TOTAL NET ASSETS
 ..............................................................................................    $  23,002,872
================================================================================================================


              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 15




                            NOTES TO FUND PORTFOLIOS
                       IAI BOND FUND, IAI GOVERNMENT FUND

                                  MAY 31, 1997
                                   (UNAUDITED)

                                       (a)
Market value of securities is determined as described in Note 1 to the financial statements, under "Security Valuation."

                                       (b)
Purchased on a when-issued basis. At May 31, 1997 the total cost of securities purchased on a when-issued basis in the IAI Bond Fund portfolio was $8,681,901 and in the IAI Government Portfolio was $464,173.

                                       (c)
Security is partially pledged to cover initial margin on open futures contracts (see Note 6 to financial statements).

                                      (d)
Foreign security cost and market values are stated in U.S. dollars. Principal amounts are denominated in the foreign currency indicated parenthetically.

                                       (e)
Represents security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1993. These issues may only be sold to other qualified institutional buyers, and are considered liquid under guidelines established by the Board of Directors.

                                      (f)
At May 31, 1997, the cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation based on that cost were as follows:

                                                  IAI                IAI
                                               BOND FUND       GOVERNMENT FUND
------------------------------------------------------------------------------
Cost for federal income tax purposes          $76,974,040        $22,441,052
                                              ===========        ===========
Gross unrealized appreciation                 $   278,518        $   127,606
Gross unrealized depreciation                    (700,014)          (114,271)
                                              -----------        -----------
Net unrealized appreciation or depreciation   $  (421,496)       $    13,335
                                              ===========        ===========



                      STATEMENTS OF ASSETS AND LIABILITIES
                       IAI BOND FUND, IAI GOVERNMENT FUND

                                  MAY 31, 1997
                                   (UNAUDITED)

                                                                     IAI BOND FUND              IAI GOVERNMENT FUND
-------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in securities, at market
   (Cost: $76,818,570; and $22,441,052, respectively)
   (see Fund Portfolios)                                                      $ 76,552,544                   $ 22,454,387
Cash in bank on demand deposit                                                        --                          235,765
Receivable for investment securities sold                                        9,034,784                        467,520
Accrued interest and dividends receivable                                          915,618                        322,513
Unrealized appreciation on foreign currency contracts
   held, at value                                                                   83,577                           --
Other                                                                                8,096                           --
                                                                              ------------                   ------------
   TOTAL ASSETS                                                                 86,594,619                     23,480,185
                                                                              ------------                   ------------
LIABILITIES
Disbursements in excess of cash on demand deposit                                    6,897                           --
Payable for investment securities purchased                                     14,196,354                        464,173
Variation margin payable                                                            32,156                         13,140
                                                                              ------------                   ------------
   TOTAL LIABILITIES                                                            14,235,407                        477,313
                                                                              ------------                   ------------
      NET ASSETS APPLICABLE TO OUTSTANDING CAPITAL STOCK                      $ 72,359,212                   $ 23,002,872
                                                                              ============                   ============
REPRESENTED BY:
Capital stock                                                                 $     79,021                   $     23,748
Additional paid-in capital                                                      75,715,005                     25,180,084
Undistributed net investment income                                                155,035                         38,180
Accumulated net realized losses on investments                                  (3,366,785)                    (2,218,946)
Unrealized appreciation (depreciation) on:
   Investment securities                                        $   (304,391)               $    (20,194)
   Other assets and liabilities denominated in foreign
      currency                                                        81,327                        --
                                                                ------------                ------------
                                                                                  (223,064)                       (20,194)
                                                                              ------------                   ------------
      TOTAL - REPRESENTING NET ASSETS APPLICABLE TO
         OUTSTANDING CAPITAL STOCK                                            $ 72,359,212                   $ 23,002,872
                                                                              ============                   ============

      Shares of capital stock outstanding; authorized
         10 billion shares of $0.01 par value stock                              7,902,117                      2,374,816
                                                                              ------------                   ------------
      NET ASSET VALUE PER SHARE OF OUTSTANDING CAPITAL STOCK                  $       9.16                   $       9.69
                                                                              ============                   ============


            SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ON PAGE 24




                            STATEMENTS OF OPERATIONS
                       IAI BOND FUND, IAI GOVERNMENT FUND

                          SIX MONTHS ENDED MAY 31, 1997
                                   (UNAUDITED)

                                                                         IAI BOND FUND                IAI GOVERNMENT FUND
-----------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
   INCOME:
      Interest (net of foreign income taxes withheld of $20,118
         and $0, respectively)                                                       $ 2,399,968                $   905,542
      Dividends                                                                          178,125                       --
                                                                                     -----------                -----------
         TOTAL INCOME                                                                  2,578,093                    905,542
                                                                                     -----------                -----------
   EXPENSES:
      Management fees                                                                    422,511                    141,457
      Compensation of Directors                                                            4,031                      1,365
                                                                                     -----------                -----------
         TOTAL EXPENSES                                                                  426,542                    142,822
         Less fees reimbursed by Advisers                                                 (4,031)                    (1,365)
                                                                                     -----------                -----------
         NET EXPENSES                                                                    422,511                    141,457
                                                                                     -----------                -----------
         NET INVESTMENT INCOME                                                         2,155,582                    764,085
                                                                                     -----------                -----------

NET REALIZED AND UNREALIZED GAINS (LOSSES)
      Net realized gains (losses) on:
         Investment securities                                          $ 1,239,463               $  (254,748)
         Foreign currency transactions                                       95,314                      --
         Futures contracts                                                   (5,831)                  (61,615)
         Written option contracts closed or expired                            --                       7,234
                                                                        -----------               -----------
                                                                                       1,328,946                   (309,129)
      Net change in unrealized appreciation or depreciation on:
         Investment securities                                          $(2,803,741)              $  (373,583)
         Other assets and liabilities denominated in foreign currency        81,598                      --
         Futures contracts                                                  (38,365)                  (33,529)
                                                                        -----------               -----------

                                                                                      (2,760,508)                  (407,112)
                                                                                     -----------                -----------
            NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY                       (1,431,562)                  (716,241)
                                                                                     -----------                -----------
            NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                     $   724,020                $    47,844
                                                                                     ===========                ===========


            SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ON PAGE 24




                       STATEMENTS OF CHANGES IN NET ASSETS
                       IAI BOND FUND, IAI GOVERNMENT FUND

                                                                     IAI BOND FUND                     IAI GOVERNMENT FUND

                                                           Six months ended    Year ended      Six months ended       Year ended
                                                             May 31, 1997   November 30, 1996     May 31, 1997     November 30, 1996
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS                                                   (UNAUDITED)                           (UNAUDITED)
   Net investment income                                    $  2,155,582       $  4,852,622       $    764,085       $  2,325,836
   Net realized gains (losses)                                 1,328,946            178,926           (309,129)          (199,090)
   Net change in unrealized appreciation or depreciation      (2,760,508)           442,727           (407,112)          (492,074)
                                                            ------------       ------------       ------------       ------------
       NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
          OPERATIONS                                             724,020          5,474,275             47,844          1,634,672
                                                            ------------       ------------       ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                      (2,210,843)        (5,337,592)          (776,201)        (2,384,545)
                                                            ------------       ------------       ------------       ------------
       TOTAL DISTRIBUTIONS                                    (2,210,843)        (5,337,592)          (776,201)        (2,384,545)
                                                            ------------       ------------       ------------       ------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
   Net proceeds from sale of shares                           10,355,287         41,786,065          4,556,858         10,438,023
   Net asset value of shares issued to shareholders in
       reinvestment of distributions                           2,108,382          5,091,444            765,610          2,355,866
   Cost of shares redeemed                                   (25,420,885)       (37,736,607)       (11,341,953)       (30,414,774)
                                                            ------------       ------------       ------------       ------------
       INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
          SHARE TRANSACTIONS                                 (12,957,216)         9,140,902         (6,019,485)       (17,620,885)
                                                            ------------       ------------       ------------       ------------
       TOTAL INCREASE (DECREASE) IN NET ASSETS               (14,444,039)         9,277,585         (6,747,842)       (18,370,758)
NET ASSETS AT BEGINNING OF PERIOD                             86,803,251         77,525,666         29,750,714         48,121,472
                                                            ------------       ------------       ------------       ------------
NET ASSETS AT END OF PERIOD                                 $ 72,359,212       $ 86,803,251       $ 23,002,872       $ 29,750,714
                                                            ============       ============       ============       ============
   INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF:        $    155,035       $    210,296       $     38,180       $     50,296
                                                            ============       ============       ============       ============


            SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ON PAGE 24




                              FINANCIAL HIGHLIGHTS
                                  IAI BOND FUND

PER SHARE DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD AND SELECTED INFORMATION FOR EACH PERIOD INDICATED ARE AS FOLLOWS:

                                                                      Years ended                              Years ended
                                                 Six months           November 30,       Period from             March 31,
                                                   ended         ---------------------  April 1, 1994 to  ---------------------
                                                May 31, 1997       1996         1995   November 30, 1994+   1994        1993
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE                                  (UNAUDITED)
     Beginning of period                          $   9.32       $   9.34     $   8.65     $   9.32       $  10.42     $  10.25
                                                  --------       --------     --------     --------       --------     --------

OPERATIONS
     Net investment income                             .26            .56          .58          .36            .62          .64
     Net realized and unrealized gains (losses)       (.15)           .04          .72         (.55)          (.25)         .93
                                                  --------       --------     --------     --------       --------     --------
         TOTAL FROM OPERATIONS                         .11            .60         1.30         (.19)           .37         1.57
                                                  --------       --------     --------     --------       --------     --------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                            (.27)          (.62)        (.61)        (.35)          (.66)        (.64)
     Net realized gains                               --             --           --           (.13)          (.81)        (.76)
                                                  --------       --------     --------     --------       --------     --------
         TOTAL DISTRIBUTIONS                          (.27)          (.62)        (.61)        (.48)         (1.47)       (1.40)
                                                  --------       --------     --------     --------       --------     --------

NET ASSET VALUE
     End of period                                $   9.16       $   9.32     $   9.34     $   8.65       $   9.32     $  10.42
                                                  ========       ========     ========     ========       ========     ========

Total investment return*                              1.18%          6.85%       15.46%       (2.10%)         3.16%       16.44%

Net assets at end of period (000's omitted)       $ 72,359       $ 86,803     $ 77,526     $ 80,622       $ 97,139     $119,371

RATIOS
     Expenses to average net assets                   1.10%**        1.10%        1.09%        1.10%**        1.09%        1.10%
     Net investment income to
         average net assets                           5.61%**        6.20%        6.32%        6.03%**        5.63%        6.03%
     Portfolio turnover rate
         (excluding short-term securities)           186.8%         342.4%       424.7%       226.7%         333.1%       160.8%


*    TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE OF A
     SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AT
     NET ASSET VALUE.

**   ANNUALIZED

+    REFLECTS FISCAL YEAR-END CHANGE FROM MARCH 31 TO NOVEMBER 30.




                              FINANCIAL HIGHLIGHTS
                               IAI GOVERNMENT FUND

PER SHARE DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD AND SELECTED INFORMATION FOR EACH PERIOD INDICATED ARE AS FOLLOWS:

                                                                 Years ended                              Years ended
                                             Six months          November 30,        Period from            March 31,
                                               ended        ---------------------  April 1, 1994 to  ---------------------
                                            May 31, 1997      1996         1995   November 30, 1994+    1994         1993
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE                              (UNAUDITED)
     Beginning of period                     $   9.95       $  10.06     $   9.62     $   9.98       $  10.46     $  10.22
                                             --------       --------     --------     --------       --------     --------

OPERATIONS
     Net investment income                        .29            .58          .60          .33            .47          .57
     Net realized and unrealized
         gains (losses)                          (.25)          (.10)         .43         (.34)          (.24)         .59
                                             --------       --------     --------     --------       --------     --------
         TOTAL FROM OPERATIONS                    .04            .48         1.03         (.01)           .23         1.16
                                             --------       --------     --------     --------       --------     --------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                       (.30)          (.59)        (.59)        (.32)          (.49)        (.58)
     Net realized gains                          --             --           --           (.03)          (.22)        (.34)
                                             --------       --------     --------     --------       --------     --------
         TOTAL DISTRIBUTIONS                     (.30)          (.59)        (.59)        (.35)          (.71)        (.92)
                                             --------       --------     --------     --------       --------     --------

NET ASSET VALUE
     End of period                           $   9.69       $   9.95     $  10.06     $   9.62       $   9.98     $  10.46
                                             ========       ========     ========     ========       ========     ========

Total investment return*                         0.38%          4.99%       10.99%       (0.09%)         2.02%       11.70%

Net assets at end of period
     (000's omitted)                         $ 23,003       $ 29,751     $ 48,121     $ 38,438       $ 41,027     $ 43,704

RATIOS
     Expenses to average net assets              1.10%**        1.10%        1.10%        1.10%**        1.10%        1.10%
     Net investment income to
         average net assets                      5.94%**        5.78%        5.97%        5.12%**        4.40%        5.40%
     Portfolio turnover rate
         (excluding short-term securities)      111.7%         152.0%       284.1%       121.5%         641.0%       236.3%


*    TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE OF A
     SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET
     ASSET VALUE.

**   ANNUALIZED

+    REFLECTS FISCAL YEAR-END CHANGE FROM MARCH 31 TO NOVEMBER 30.




                          NOTES TO FINANCIAL STATEMENTS
                       IAI BOND FUND, IAI GOVERNMENT FUND

                                  MAY 31, 1997
                                   (UNAUDITED)

[1] SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The IAI Mutual Funds are registered under the Investment Company Act of 1940 (as amended) as diversified, open-end management investment companies, or series thereof. IAI Bond Fund (Bond Fund) is a separate portfolio of IAI Investment Funds I, Inc. IAI Government Fund (Government Fund) is a separate portfolio of IAI Investment Funds VI, Inc. The Bond Fund's primary objective is to provide a high level of current income consistent with capital preservation, through investments in primarily investment grade bonds and other debt securities of similar high quality. The Government Fund seeks to provide shareholders with a high level of current income and with preservation of capital by investing primarily in U.S. Government securities. This report covers only Bond Fund and Government Fund (the Funds).

Significant accounting policies followed by the Funds are summarized below:

SECURITY VALUATION
Investments in securities traded on national or international securities exchanges are valued at the last reported sales price at the close of each business day. Securities traded on the over-the-counter market are valued at the last reported sales price or if the last sales price is not available, the last reported bid price.

Debt securities for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith using consistently applied procedures under the general supervision of the Board of Directors.

Short-term securities with maturities of 60 days or less from the date of initial acquisition are valued at amortized cost. Those with maturities greater than 60 days from the date of initial acquisition are marked-to-market on a daily basis.

SECURITIES PURCHASED ON A WHEN-ISSUED BASIS

Delivery and payment for securities which have been purchased by the Funds on a forward commitment or when-issued basis may occur a month or more after the transaction date. During this period, such securities are subject to market fluctuations and the Funds maintain, in segregated accounts with their custodian, assets with a market value equal to the amount of their purchase commitments.

The Funds may enter into transactions to sell their purchase commitments to third parties at the current market values and concurrently acquire other purchase commitments for similar securities at later dates, commonly referred to as a "dollar-roll." As an inducement for the Funds to "rollover" their purchase commitments, the Funds receive negotiated fees. For the period ended May 31, 1997, the Funds did not enter into any dollar-roll transactions.

FUTURES AND OPTIONS CONTRACTS

In order to increase exposure to and hedge against changes in the market, the Funds may buy and sell futures contracts and options. The risks of entering into futures and option contracts include the possibility that changes in the value of these contracts may not correlate with changes in the underlying security.

Futures contracts are valued at the settlement price of the exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities, representing the initial margin, equal to a certain percentage of the contract value. Subsequent changes in the value of the contract, or variation margin, are recorded daily as unrealized gains or losses. Variation margin is paid or received in cash daily by the Fund. The Fund realizes a gain or loss when the contract is closed or expires.

Options traded on an exchange are valued using the last sale price, and those traded over-the-counter are valued using dealer-supplied valuations, resulting in unrealized appreciation or depreciation being recorded. The Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Bond Fund and Government Fund may invest in foreign securities. The market value of securities and other assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the closing rate of exchange. Purchases and sales of securities, income and expenses are translated at the exchange rate on the transaction date and are recorded in realized and unrealized appreciation (depreciation) on foreign currency transactions. Exchange gains (losses) may also be realized between the trade and settlement dates on security and foreign currency contract transactions.

The Funds do not isolate that portion of the result of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Funds may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Funds are subject to the credit risk that the other party will not complete the obligations of the contract.

FEDERAL TAXES

Since it is each Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to shareholders, no provision for income taxes is required. In order to avoid the payment of any federal excise taxes, the Funds are required to distribute substantially all of their net investment income and net realized gains on a calendar year basis.

Net investment income and net realized gains may differ for financial statement and tax purposes primarily because of recognition of certain foreign currency gains and losses as ordinary income and the deferral of "wash sale" losses for tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for tax purposes.

For federal income tax purposes, the Bond Fund and Government Fund have capital loss carryovers of approximately $4,540,000, and $1,910,000, respectively at November 30, 1996 which, if not offset by subsequent capital gains, will expire in 2002 and 2004, respectively. It is unlikely the Board of Directors will authorize a distribution of any net realized gains until the available capital loss carryovers are offset or expire.

SECURITY TRANSACTIONS AND INVESTMENT INCOME

The Funds record security transactions on trade date, the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income, including level yield amortization of discount for the Funds, are accrued daily. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders are recorded on the record date. Distributions from net investment income are made monthly. Capital gains, if any, are primarily distributed at the end of the calendar year. Additional capital gains distributions as needed to comply with federal tax regulations are distributed during the year.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

[2]   COMMITMENTS AND CONTINGENCIES

For purposes of obtaining certain types of insurance coverage for the Funds and their officers and directors, the Funds are policyholders in an industry-sponsored mutual insurance company (the Company). The Funds are committed to make capital contributions, if requested by the Company.

Bond Fund and Government Fund have available lines of credit of $14,993,103 and $12,000,000, respectively, with a bank at the prime interest rate. To the extent funds are drawn against the line, securities are held in a segregated account. No compensating balances or commitment fees are required under the lines of credit. Advances under the line of credit totalled $6,897 for the Bond Fund at May 31, 1997. There were no borrowings outstanding at May 31, 1997 for the Government Fund.

[3]   FEES AND EXPENSES

Under terms of each Fund's Management Agreement, Investment Advisers, Inc. (Advisers) is required to pay for all expenses of each Fund, except certain costs (primarily those incurred in the purchase and sale of assets, taxes, interest and extraordinary expenses), in return for each Fund paying an all inclusive management fee (unified fee) to Advisers. This fee is equal to an annual rate of 1.10% declining to 1.00% of average daily net assets and is paid monthly. The Management Agreements further provide that Advisers will reimburse the Funds for the fees and expenses it pays to Directors who are not "interested persons" of the Funds or reduce its fee by an equivalent amount.

[4] CAPITAL STOCK

The Funds each have authorized 10 billion shares of $.01 par value stock. Transactions in shares of capital stock during the periods ended May 31, 1997 and November 30, 1996, were as follows:

                               IAI BOND FUND                 IAI GOVERNMENT FUND
--------------------------------------------------------------------------------------
                      Six months ended   Year ended    Six months ended    Year ended
                           May 31,       November 30,       May 31,       November 30,
                            1997            1996             1997            1996
--------------------------------------------------------------------------------------
SOLD                      1,134,047       4,627,561          464,569        1,067,073
ISSUED FOR REINVESTED
DISTRIBUTIONS               230,822         561,270           78,834          239,818
REDEEMED                 (2,775,675)     (4,178,407)      (1,158,726)      (3,100,200)
                         ----------      ----------       ----------       ----------
INCREASE (DECREASE)
IN SHARES OUTSTANDING    (1,410,806)      1,010,424         (615,323)      (1,793,309)
                         ==========      ==========       ==========       ==========


[5]   PURCHASES AND SALES OF SECURITIES

For the year ended May 31, 1997, purchases of securities and sales proceeds, other than investments in short-term securities, for the Funds were as follows:

                                              Purchases              Sales
------------------------------------------------------------------------------
IAI BOND FUND                               $133,974,285          $142,576,212
IAI GOVERNMENT FUND                         $ 26,433,229          $ 32,613,182


[6]   OPEN FUTURES CONTRACTS

The financial futures contracts shown below were open as of May 31, 1997. The market value of securities deposited to cover initial margin requirements for the open positions at May 31,1997 was $123,114 and $73,868 for the Bond Fund and the Government Fund, respectively.

The unrealized gain (loss) of ($38,365) and ($33,529) for the Bond Fund and the Government Fund, respectively, for the following contracts is included in unrealized appreciation or depreciation on investment securities.

BOND FUND                                           FUTURES
---------------------------------------------------------------------------------------------------------------------------
                                Number of       Expiration                         Market          Unrealized
            Type                Contracts          Month         Position           Value         Depreciation
---------------------------------------------------------------------------------------------------------------------------
     U.S. Treasury Note            27            June 1997         Short        $ 2,903,344         $(10,328)
     U.S. Treasury Bond            10            June 1997         Short        $ 1,100,313          (16,637)
     U.S. Treasury Note            20         September 1997       Short        $ 2,140,625          (11,400)
                                                                                                    --------
                                                                                                    $(38,365)
                                                                                                    ========

GOVERNMENT FUND                                          FUTURES
---------------------------------------------------------------------------------------------------------------------------
                                Number of       Expiration                         Market    Unrealized Appreciation
            Type                Contracts          Month         Position           Value        (Depreciation)
---------------------------------------------------------------------------------------------------------------------------
     U.S. Treasury Note            45            June 1997         Short        $ 4,751,719         $(31,119)
     U.S. Treasury Bond             8            June 1997         Long         $   880,250           (4,060)
     Eurodollar                    15         September 1997       Long         $ 3,525,188            4,013
     Eurodollar                    15         September 1998       Short        $ 3,503,625           (2,363)
                                                                                                    --------
                                                                                                    $(33,529)
                                                                                                    ========


[7]   OPTIONS CONTRACTS WRITTEN

During the six months ended May 31, 1997, Government Fund wrote the following options on futures. There were no outstanding contracts at May 31, 1997.

IAI GOVERNMENT FUND CALL OPTIONS
-------------------------------------------------------------------------------
                                    Number of Contracts            Premium
-------------------------------------------------------------------------------
Outstanding at 11/30/96                      --                   $       --
Opened                                       25                        7,234
Expired                                     (25)                      (7,234)
Closed                                       --                           --
Exercised                                    --                           --
-------------------------------------------------------------------------------
Outstanding at 5/31/97                       --                   $       --
===============================================================================

[8]   FOREIGN CURRENCY EXCHANGE CONTRACTS

At May 31, 1997, the Bond Fund had entered into foreign currency exchange contracts. The unrealized appreciation on those contracts at May 31, 1997 is included in unrealized appreciation or depreciation on other assets and liabilities denominated in foreign currency. The terms of the open contracts are as follows:

 Exchange                                                            Unrealized
   Date        Currency to be Delivered    Currency to be Received  Appreciation
--------------------------------------------------------------------------------
 06/04/97   2,750,000  German Deutschemark  1,623,377 U.S. Dollars   $   10,477
 06/06/97   3,000,000  Australian Dollars   2,364,000 U.S. Dollars       73,100
--------------------------------------------------------------------------------
                                                                     $   83,577
================================================================================

                             IAI MUTUAL FUND FAMILY

TO DIVERSIFY YOUR PORTFOLIO, PLEASE CONSIDER ALL OF THE MUTUAL FUNDS IN OUR FUND FAMILY

                                                        SECONDARY
   IAI FUND                    PRIMARY OBJECTIVE        OBJECTIVE               PORTFOLIO COMPOSITION
-----------------------------------------------------------------------------------------------------------------------------------
IAI DEVELOPING                Capital Appreciation     --                       Equity securities of companies in developing
COUNTRIES FUND                                                                  countries

IAI INTERNATIONAL FUND        Capital Appreciation     Income                   Equity securities of non-U.S. companies

IAI EMERGING GROWTH FUND      Capital Appreciation     --                       Common stocks of small- to medium-sized emerging
                                                                                growth companies

IAI CAPITAL                   Capital Appreciation     --                       Common stocks of small- to medium-sized growth
APPRECIATION FUND                                                               companies

IAI MIDCAP GROWTH FUND        Capital Appreciation     --                       Common stocks of medium-sized growth companies

IAI REGIONAL FUND             Capital Appreciation     --                       Common stocks of Upper Midwest companies

IAI GROWTH FUND               Capital Appreciation     --                       Common stocks with potential for above-average
                                                                                growth and appreciation

IAI VALUE FUND                Capital Appreciation     --                       Common stocks which are considered to be undervalued

IAI GROWTH AND INCOME FUND    Capital Appreciation     Income                   Common stocks with potential for long-term
                                                                                appreciation, and common stocks that are expected
                                                                                to produce income

IAI BALANCED FUND             Total Return             Income                   Common stocks, investment-grade bonds and
                              [CAPITAL APPRECIATION + INCOME]                   short-term instruments

IAI BOND FUND                 Income                   Capital Preservation     Investment-grade bonds

IAI GOVERNMENT FUND           Income                   Capital Preservation     U.S. Government securities

IAI RESERVE FUND              Stability/Liquidity      Income                   The portfolio has a maximum average maturity of 25
                                                                                months, investing primarily in investment-grade
                                                                                bonds

IAI MONEY MARKET FUND         Stability/Liquidity      Income                   The portfolio's average dollar-weighted maturity is
                                                                                less than 90 days, investing in high quality, money
                                                                                market securities



                               INVESTMENT ADVISER
                                   AND MANAGER
                            Investment Advisers, Inc.
                                  P.O. Box 357
                         Minneapolis, MN 55440-0357 USA
                                  800.945.3863
                                  612.376.2700
                             http://www.iaifunds.com

                                    CUSTODIAN
                          Norwest Bank Minnesota, N.A.
                               Sixth and Marquette
                              Minneapolis, MN 55479

                                  LEGAL COUNSEL
                              Dorsey & Whitney LLP
                             220 South Sixth Street
                              Minneapolis, MN 55402

                              INDEPENDENT AUDITORS
                              KPMG Peat Marwick LLP
                               4200 Norwest Center
                              Minneapolis, MN 55402

                                    DIRECTORS
                                 Madeline Betsch
                               W. William Hodgson
                                 George R. Long
                                  Noel P. Rahn
                                J. Peter Thompson
                               Charles H. Withers


                                     [LOGO]
                                      IAI
                                  MUTUAL FUNDS

     3700 FIRST BANK PLACE, P.O. BOX 357, MINNEAPOLIS, MINNESOTA 55440-0357
                              USA FAX 612.376.2737

                                  800.945.3863
                                  612.376.2700